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                                                                    EXHIBIT 23.1



                        CONSENT AND REPORT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Amendment No. 1 to Form S-1 of our report dated November 22, 2000, relating to the financial statements of Tourjets Airline Corporation, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                       KAUFMAN, ROSSIN & CO.

Miami, Florida
January 16, 2001